Exhibit 10.1

AMENDMENT NO. 1 AND JOINDER AGREEMENT

This Amendment No. 1 and Joinder Agreement (“Amendment and Joinder”) to the Voting Agreement, dated as of May 26, 2021 (as amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Voting Agreement”), by and among FIGS, Inc., a Delaware corporation (the “Company”), Heather Hasson, Catherine Spear, the Special Proxyholder, Tulco, LLC and the trusts named therein (collectively, the “Existing Parties”), is made as of March 21, 2022, by and among the Existing Parties, Thomas J. Tull (“Tull”) and Tull Family Trust, dated August 1, 2005, as amended (together with Tull, the “Tull Parties” and the Tull Parties, together with the Existing Parties, the “Parties”).

Recitals

WHEREAS, the Existing Parties and the Tull Parties have agreed to execute and deliver this Amendment and Joinder in order to join the Tull Parties to the Voting Agreement.

NOW, THEREFORE, in consideration of the forgoing and the agreements contained herein, the Parties hereby agree as follows:

Agreement

1.
Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Voting Agreement.

2.
Amendments to the Voting Agreement.

a.
Section 7 of the Voting Agreement shall be stricken and replaced in its entirety, as follows:

“Term and Termination. This Agreement shall continue in effect until, and shall terminate (a) upon such time as neither of the Founders nor any of their Permitted Transferees hold shares of Class B Common Stock, (b) with respect to Tulco and its Permitted Transferees, upon such time as Tulco and its Permitted Transferees no longer hold, in the aggregate, a number of Shares equal to or exceeding the Tulco Director Threshold, or (c) upon a Final Conversion Event.”

b.
Section 8.5 of the Voting Agreement is amended to replace the address for notices to Tulco, as follows:

“If to Tulco or its Permitted Transferees, to:

c/o COO & General Counsel

61 E. Colorado Blvd.

Unit 200

Pasadena, CA 91105

Tel: (626) 495-0702

Email: ”

3.
Joinder. By execution of this Amendment and Joinder, each of the Tull Parties hereby:

a.
acknowledges it has reviewed and understands the Voting Agreement and has had an opportunity to consult with independent legal counsel regarding the terms and conditions therein;

b.
agrees that the shares of Common Stock over which each of the Tull Parties exercises voting control shall be bound by and subject to the terms of the Voting Agreement;

c.
agrees to be bound as an Investor Party by the terms and conditions of the Voting Agreement and adopts the Voting Agreement with the same force and effect as if each were originally an Investor Party thereto; and

d.
represents and warrants to the Existing Parties that (i) each of the Tull Parties has all requisite power, authority and capacity, as applicable, to execute and deliver this Amendment and Joinder and become an Investor Party under the Voting Agreement and to perform the undersigned’s obligations hereunder and thereunder; (ii) the execution, delivery and performance of this Amendment and Joinder by the Tull Parties and becoming Investor Parties under the Voting Agreement do not, (A) with respect to any undersigned that is not a natural person, violate the organizational documents (including any trust agreement, where applicable) of the undersigned, (B) violate any law or order applicable to the undersigned, or (C) require any consent or approval that has not previously been obtained; and (iii) this Amendment and Joinder constitutes a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

4.
Permitted Transferees. For the avoidance of doubt, the Tull Parties are Permitted Transferees of Tulco.

5.
Effectiveness. This Amendment and Joinder shall be effective as of the date first written above.

6.
Governing Law. This Amendment and Joinder will be governed by and construed in accordance with the governing laws set forth in the Voting Agreement.

7.
Ratification and Confirmation of Voting Agreement. Except as amended pursuant to this Amendment and Joinder, the Voting Agreement is hereby ratified and confirmed in all respects.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be executed as of the date first written above.

FIGS, INC.

By: /s/ Daniella Turenshine

Name: Daniella Turenshine

Title: CFO

[Signature Page to Amendment and Joinder]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be executed as of the date first written above.

/s/ Heather Hasson

HEATHER HASSON

/s/ Heather Hasson

HEATHER HASSON, TRUSTEE OF HEATHER HASSON REVOCABLE TRUST U/A/D 12/18/2017

[Signature Page to Amendment and Joinder]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be executed as of the date first written above.

/s/ Catherine Spear

CATHERINE SPEAR

/s/ Catherine Spear

CATHERINE SPEAR, AS TRUSTEE OF THE CATHERINE SPEAR REVOCABLE TRUST U/A/D 12/18/2017

/s/ Catherine Spear

CATHERINE SPEAR, AS TRUSTEE OF THE WINGAERSHEEK IRREVOCABLE TRUST I, U/A/D 10/15/2020

/s/ Catherine Spear

CATHERINE SPEAR, AS TRUSTEE OF THE WINGAERSHEEK IRREVOCABLE TRUST II, U/A/D 10/15/2020

/s/ Catherine Spear

CATHERINE SPEAR, AS TRUSTEE OF THE MAPLE TREE IRREVOCABLE TRUST, U/A/D 10/16/2020

[Signature Page to Amendment and Joinder]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be executed as of the date first written above.

/s/ Devon Duff Gago

DEVON DUFF GAGO, AS SPECIAL PROXYHOLDER

/s/ Devon Duff Gago

DEVON DUFF GAGO, AS SPECIAL TRUSTEE OF THE WINGAERSHEEK IRREVOCABLE TRUST I, U/A/D 10/15/2020

/s/ Devon Duff Gago

DEVON DUFF GAGO, AS SPECIAL TRUSTEE OF THE WINGAERSHEEK IRREVOCABLE TRUST II, U/A/D 10/15/2020

Address: Devon Duff Gago

c/o FIGS, Inc.

2834 Colorado Avenue, Suite 100

Santa Monica, CA 90404

Email:

[Signature Page to Amendment and Joinder]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be executed as of the date first written above.

TULCO, LLC

By: /s/ Jeffrey Miller

Name: Jeffrey Miller

Title: Chief Operating Officer and General Counsel

[Signature Page to Amendment and Joinder]

IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be executed as of the date first written above.

/s/ Thomas J. Tull

THOMAS J. TULL

TULL FAMILY TRUST, DATED AUGUST 1, 2005, AS AMENDED

By: /s/ Thomas J. Tull

Thomas J. Tull, Trustee

[Signature Page to Amendment and Joinder]